UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                          Date of Report: March 27, 2006
                  Date of earliest event reported: March 23, 2006

                                   PACEL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                 file number)          Identification No.)


7621 Little Ave. Suite 101, Charlotte, North Carolina                28226
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676


                                       N/A
          -----------------------------------------------------------
         (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 23, 2006, the registrant entered into a Share Exchange Agreement and Plan of Reorganization ("Agreement") with World Wide Personnel Services of Maine, Inc. ("World Wide"), pursuant to which the registrant acquired all of the issued and outstanding common stock of World Wide from its sole shareholder. World Wide specializes in human resource management services and guidance for small to medium-sized businesses in the state of Maine. With this acquisition, the registrant has completed the two phased acquisition of World Wide and its affiliated company, United Personnel Services, Inc., the latter being acquired on March 7, 2006.

In consideration of the acquisition of the issued and outstanding common stock of World Wide and United Personnel, the registrant will issue 500,000 shares of its Series "C" Convertible Preferred Stock ("Series `C' Stock") to the sole shareholder of World Wide and United Personnel, Antoinette Peterson.

As a result, World Wide and United Personnel become wholly-owned subsidiaries of the registrant.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 23, 2006, the registrant closed on the Share Exchange Agreement and Plan of Reorganization with World Wide Personnel Services of Maine, Inc., pursuant to which the registrant acquired all of that company's issued and outstanding common stock of United Personnel. As a result, World Wide becomes a wholly-owned subsidiary of the registrant.

For purposes of accounting for the acquisition of World Wide, the effective date of the Agreement will be April 1, 2006.

ITEM 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of are not included with this initial report. Any required financial statements of the business acquired, or pro forma financial statements required by Article 11 of Regulation S-X, will be filed in a subsequent report within 71 days of the date of this initial report.
















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                  Attached to this report is the Share Exchange Agreement and
Plan of Reorganization and the press release issued by the registrant announcing the closing of the acquisition.


EXHIBIT NO.               DESCRIPTION
-----------     ----------------------------------------------------------------
    10.1         Share Exchange Agreement and Plan of Reorganization

     99          Press Release dated  March 27, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Pacel Corporation

         Dated: March 27, 2006                       By: /s/ GARY MUSSELMAN
                                                         President